BUFFALO WILD WINGS, INC.
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 11, 2006
                               -------------------



TO THE SHAREHOLDERS OF BUFFALO WILD WINGS, INC.:

         Our 2006 Annual Meeting of Shareholders will be held at Buffalo Wild Wings(R) Grill & Bar, 33 LeCount Place, New Rochelle, NY at 9:00 a.m. Eastern Daylight Time on Thursday, May 11, 2006, for the following purposes:

         1. To set the number of members of the Board of Directors at eight (8).

         2.       To elect members of the Board of Directors.

         3. To approve an increase in shares reserved under the 2003 Equity Incentive Plan from 1,100,000 to 1,450,000.

         4. To ratify the appointment of our independent registered public accounting firm for fiscal year ending December 31, 2006.

         5. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy, and our 2005 Annual Report to Shareholders.

         Only shareholders of record as shown on our books at the close of business on March 30, 2006 will be entitled to vote at our 2006 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 2006 Annual Meeting. Whether or not you plan to attend the 2006 Annual Meeting, please sign, date, and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help us avoid the unnecessary expense of further requests for proxies.


                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                        /s/ Sally J. Smith
                                        ----------------------------------------
                                        Sally J. Smith
                                        President and Chief Executive Officer
Dated:   April 10, 2006
         Minneapolis, Minnesota

                            BUFFALO WILD WINGS, INC.
                               ------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 11, 2006
                               ------------------

         The accompanying Proxy is solicited by the Board of Directors for use at the Buffalo Wild Wings, Inc. 2006 Annual Meeting of Shareholders to be held on Thursday, May 11, 2006, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. Buffalo Wild Wings, Inc. is referred to in this document as "we," "us," "our," and the "company."

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Our directors, officers, and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 2006 Annual Meeting by giving written notice of such revocation to the Secretary or any other one of our officers or by filing a later dated written Proxy with one of our officers. Personal attendance at the 2006 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2006 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders, but which lack specific instruction with respect to any proposal, will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of our outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of Buffalo Wild Wings is 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416. We expect that this Proxy Statement, the related Proxy, and Notice of Annual Meeting will first be mailed to shareholders on or about April 10, 2006.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         Our Board of Directors has fixed March 30, 2006 as the record date for determining shareholders entitled to vote at the 2006 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2006 Annual Meeting. At the close of business on the record date, there were 8,539,244 shares of our Common Stock issued and outstanding. The Common Stock is our only outstanding class of capital stock. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2006 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of the record date concerning the beneficial ownership of our Common Stock by (i) the named executive officers in the Summary Compensation Table, (ii) each of our directors and our director nominee, (iii) the persons known by us to own more than 5% of our outstanding Common Stock, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%                                          Number of Shares                    Percent
Owner) or Identity of Group                                      Beneficially Owned(1)            of Class (1)
---------------------------                                      ---------------------            ------------

Sally J. Smith(2)                                                       156,751                         1.8%

Mary J. Twinem(3)                                                        73,375                         *

James M. Schmidt(4)                                                      23,938                         *

Emil Lee Sanders(5)                                                      11,996                         *

Judith A. Shoulak(6)                                                     10,726                         *

Kenneth H. Dahlberg(7)                                                  962,658                        11.2%

Dale M. Applequist(8)                                                    36,855                         *

Robert W. MacDonald                                                       1,000                         *

Warren E. Mack(9)                                                        57,930                         *

J. Oliver Maggard(10) 12,915 *

Michael P. Johnson                                                          849                         *

James Damian                                                                  0                         *

FMR Corp.(11)                                                         1,265,969                        14.8%

Rainier Investment Management, Inc.(12)                                 678,838                         7.9%

Carefree Capital, Inc.(13)                                              636,610                         7.5%

The State Teachers Retirement Board of Ohio(14)                         477,300                         5.6%

Deutsche Bank AG(15)                                                    453,572                         5.3%

All Current Executive Officers and Directors
  as a Group (13 Individuals)(16)                                     1,400,794                        16.0%
---------------------
* Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) Includes 200 shares held by Ms. Smith's daughter and 69,250 shares which may be purchased by Ms. Smith upon exercise of currently exercisable options.

(3) Includes 46,100 shares that may be purchased by Ms. Twinem upon exercise of currently exercisable options.

(4) Includes 19,455 shares that may be purchased by Mr. Schmidt upon exercise of currently exercisable options.

(5) Includes 2,750 shares that may be purchased by Mr. Sanders upon exercise of currently exercisable options.

(6) Includes 3,675 shares that may be purchased by Ms. Shoulak upon exercise of currently exercisable options.

(7) Includes 619,506 shares held by Carefree Capital Partners, L.P., 17,104 shares held by Carefree Capital, Inc., 25,000 shares held by The Ken and Betty Dahlberg Family Foundation and 18,751 shares which may be purchased by Mr. Dahlberg upon exercise of currently exercisable options. Carefree Capital, Inc. is the general partner of Carefree Capital Partners, L.P., and Mr. Dahlberg is the principal shareholder of Carefree Capital, Inc. The address for Carefree Capital and Mr. Dahlberg is 1600 Utica Avenue South, Suite 700, Minneapolis, MN 55416.

(8) Includes 17,851 shares that may be purchased by Mr. Applequist upon exercise of currently exercisable options.

(9) Includes 17,406 shares held by Mr. Mack as trustee of the Edgar E. Mack Trust and 8,751 shares that may be purchased by Mr. Mack upon exercise of currently exercisable options.

(10) Includes 11,251 shares that may be purchased by Mr. Maggard upon exercise of currently exercisable options.

(11) According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006 by FMR Corp. ("FMR"), FMR, through its subsidiaries, beneficially owns the shares and has sole voting power over 533,615 of the shares and sole dispositive power over all of the shares. The ownership and powers of the subsidiaries are as follows: (i) Fidelity Management & Research Company ("Fidelity Research"), as an investment adviser to various investment companies (the "Funds"), beneficially owns 749,654 of the shares, with Edward C. Johnson 3d, FMR, and the Funds each having sole power to dispose of such shares, and Funds' Boards of Trustees having the sole power to vote or direct the voting of such shares; (ii) Fidelity Management Trust Company ("Fidelity Management"), a bank, beneficially owns 437,330 of the shares, with Mr. Johnson and FMR through its control of Fidelity Management each having sole voting power and dispositive power over such shares; and (iii) Fidelity International Limited ("Fidelity International") beneficially owns 78,985 of the shares and has the sole power to vote and dispose of such shares. As principal holders of FMR, Mr. Johnson, Chairman, and Abigail P. Johnson, a director, may be deemed to own or control the shares. Except as set forth herein, neither FMR nor its subsidiaries have voting or dispositive power. The address of FMR, Mr. Johnson, Ms. Johnson, Fidelity Research, Fidelity Management, and Fidelity International is 82 Devonshire Street, Boston, Massachusetts 02109.

(12) Rainier Investment Management, Inc., an investment advisor, filed a
     Schedule 13G with the Securities and Exchange Commission on February 27, 2006, which states that it has sole power to vote 651,788 of the shares and sole dispositive power over all of the shares. The address of Rainier is 601 Union Street, Suite 2801, Seattle, WA 98101.

(13) Includes 619,506 shares held by Carefree Capital Partners, L.P. See note
     (7).

(14) According to a Schedule 13G filed with the Securities and Exchange Commission on March 13, 2006 by The State Teachers Retirement Board of Ohio, an employee benefit plan, the plan has sole voting and dispositive power over the shares, and its address is 275 East Broad Street, Columbus, Ohio 43215.

(15) Deutsche Bank AG filed a Schedule 13G with the Securities and Exchange Commission on February 8, 2006 with its subsidiaries, Deutsche Investment Management ("Deutsche Investment") and Deutsche Asset Management Inc. ("Deutsche Management"), each of which is an investment advisor, and Deutsche Bank Trust Company Americas ("Deutsche Trust"), a bank. Deutsche Bank has sole voting power over 452,072 of the shares and sole dispositive power over all of the shares. Deutsche Trust has sole voting and dispositive power over 30,000 of the shares; Deutsche Investment has sole voting and dispositive power over 143,372 of the shares; and Deutsche Management has sole voting power over 278,700 of the shares and sole voting power over 280,200 of the shares. Except as set forth herein, neither Deutsche Bank nor its subsidiaries have voting or dispositive power over the shares. The address of Deutsche Bank and its subsidiaries is Taunusanlage 12, D-60325, Frankfurt am Main, Federal Republic of Germany.

(16) Includes 216,729 shares that may be purchased by current executive officers and directors upon exercise of currently exercisable options. See above footnotes for shares held indirectly.

                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business by discussing matters with management, reviewing materials provided to them, and participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

         The Board has determined that a majority of its members are "independent" as defined by the listing standards of The Nasdaq Stock Market. Our independent directors are Kenneth H. Dahlberg, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, and Michael P. Johnson. James Damian, our new director nominee, is also independent.

Code of Ethics & Business Conduct

         The Board has approved a Code of Ethics & Business Conduct, which applies to all of our employees, directors, and officers, and also a Code of Ethics ("Executive Code of Ethics"), which applies to our principal executive officer, principal financial officer, principal accounting officer, controller, senior vice presidents, and vice presidents. The Codes address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Codes are available free of charge through our website at www.buffalowildwings.com and are available in print to any shareholder who sends a request for a paper copy to Buffalo Wild Wings, Inc., Attn. Investor Relations, 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416. We intend to include on our website any amendment to, or waiver from, a provision of our Executive Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Meeting Attendance

         Board and Committee Meetings. During fiscal 2005, the Board held four
(4) meetings. Each director attended at least 75% of the meetings of the Board and the standing committees on which such director served.

         Annual Meeting of Shareholders. Our policy is that all directors are expected to attend our annual meetings of shareholders. If a director is unable to attend an annual meeting, the director must send a written notice to our Secretary at least one week prior to the meeting. All of the directors serving on our Board at the time attended our 2005 annual meeting of shareholders.

Executive Sessions of the Board

         An executive session of independent directors is generally held at the time of each regular Board meeting.

Committees of the Board

         Our  Board  of  Directors  has  four  standing  committees:   Audit
Committee,   Compensation  Committee, Governance/Nominating Committee, and
Executive Committee.

         Audit Committee. During fiscal year 2005, the members of the Audit Committee were J. Oliver Maggard, Chair, Robert W. MacDonald, and Dale M. Applequist, all independent directors. In February 2006, Michael P. Johnson, an independent director, replaced Mr. Applequist on the Audit Committee. The Audit Committee reviews, in consultation with our independent registered public accounting firm, our financial statements, accounting and other policies, accounting systems, internal audit reports, and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent registered public accounting firm and reviews other matters relating to our relationship with our independent registered public accounting firm. The Board has determined that J. Oliver Maggard is the "audit committee financial expert" as defined by Item 401(h)(2) of Regulation S-K under the Securities Act of 1933. We acknowledge that the designation of Mr. Maggard as the audit committee financial expert does not impose on Mr. Maggard any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Mr. Maggard as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee's Report is included on page
16. The Audit Committee met thirteen (13) times during fiscal 2005.

         Compensation Committee. The current members of the Compensation Committee are Dale M. Applequist, Chair, J. Oliver Maggard, and Michael P. Johnson, with Mr. Johnson joining the committee in February 2006, all of whom are independent directors. The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our plans. The Compensation Committee's Report is on page 10. The Compensation Committee met three (3) times during fiscal 2005.

         Governance/Nominating Committee. The current members of the Governance/Nominating Committee are Kenneth H. Dahlberg, Chair, Dale M. Applequist, and Robert W. MacDonald, all independent directors. The Governance/Nominating Committee selects candidates for our Board of Directors, selects members of various committees, and addresses corporate governance matters. The policies of the Governance/Nominating Committee are described more fully in the Governance/Nominating Committee's Report on page 6. The Governance/Nominating Committee met twice during fiscal 2005.

         Executive Committee. The members of the Executive Committee are Sally
J. Smith, Warren E. Mack, and J. Oliver Maggard. During the intervals between the meetings of the Board of Directors, the Executive Committee has all the powers of the Board in the management of our business, properties and affairs, including any authority to take action provided in our Bylaws to be taken by the Board, subject to applicable laws. The Executive Committee, however, is not authorized to fill vacancies of the Board or its committees, declare any dividend or distribution or take any action which pursuant to the Bylaws is required to be taken by a vote of a specified portion of the whole Board. The Executive Committee met twice during fiscal 2005.

Communications with the Board

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

           James M. Schmidt, Senior VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                              Minneapolis, MN 55416

Compensation to Non-Employee Directors

         Fees. In addition to being reimbursed for out-of-pocket expenses incurred while attending Board or committee meetings, the non-employee directors received the following fees in 2005:

           $20,000(1)   Board Annual Fee
           $5,000(1)    Audit Committee Annual Fee
           $4,000(1)    Compensation and Governance/Nominating Committees Annual
                        Fee
           $500         Executive Committee Meeting Attendance Fee
           $5,000(1)    Board and Committee Chair Annual Fee
                  ---------
                  (1) Payable quarterly.

         Equity. The non-employee directors are entitled to an annual grant of restricted stock units having a value of $20,000 on the first day of each fiscal year, with the number of units determined by dividing $20,000 by the closing stock price on the previous day. In fiscal 2005, the non-employee directors were each granted restricted stock units for 577 shares; provided, however, that Mr. MacDonald waived his right to receive the grant. The restricted stock units vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment, if the Company achieves 95% of the earnings target established by the Board of Directors. In addition, beginning in fiscal 2006, each non-employee director is entitled to a fully-vested restricted stock grant of 1,000 shares as of the first day of each fiscal year. Upon the initial election of a non-employee director, such director would be entitled to receive the foregoing grants on a pro rata basis.

                     GOVERNANCE/NOMINATING COMMITTEE REPORT

         The Governance/Nominating Committee is comprised of independent directors. In accordance with its Principles of Corporate Governance and written charter adopted by the Board of Directors, the Governance/Nominating Committee assists the Board of Directors with fulfilling its responsibilities regarding any matters relating to corporate governance, including selection of candidates for our Board of Directors. Its duties include oversight of the principles of corporate governance by which Buffalo Wild Wings and the Board are governed, the codes of ethical conduct and legal compliance by which Buffalo Wild Wings and its directors, executive officers, employees, and agents are governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson, and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Buffalo Wild Wings, screening of Board member candidates and recommending nominees to the Board, evaluating the performance of Board members, and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. Our Principles of Corporate Governance provide that there should be at least seven directors on the Board, with a majority being independent.

         The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third-party search firms, and other sources. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high standards of personal ethics and mature judgment, being able to work collegially with others, and being willing to devote the necessary time and energy to fulfilling the Board's responsibility of oversight of us. Independent directors are encouraged to limit the number of other boards of for-profit companies on which they serve, and management personnel are not permitted to serve on more than one other board of a for-profit company. In addition, factors such as the following may be considered:

     o    appropriate size and diversity of the Board;

     o    needs of the Board with respect to particular talent and experience;

     o    business and professional experience of nominee;

     o    familiarity with domestic and international business affairs;

     o    age and other legal and regulatory requirements;

     o appreciation of the relationship of our business to the changing needs of society; and

     o desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

         Shareholders who wish to recommend one or more directors must provide a written recommendation to our Secretary. Notice of a recommendation must include the shareholder's name, address, and the number of Buffalo Wild Wings shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. We may require a nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our Secretary at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting, the shareholder's name, address, and number of shares owned, and any material interest that the shareholder may have in the proposal. The Secretary will forward the proposals and recommendations to the Governance/Nominating Committee. See "Shareholder Proposals" on page 17.

           James M. Schmidt, Senior VP, General Counsel and Secretary
                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                              Minneapolis, MN 55416

          A copy of the current Governance/Nominating Committee Charter can be found on our website at www.buffalowildwings.com.

                 Members of the Governance/Nominating Committee
                           Kenneth H. Dahlberg, Chair
                               Dale M. Applequist
                               Robert W. MacDonald

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         Our Bylaws provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. Pursuant to recommendations of the Governance/Nominating Committee, the Board set the number of directors at eight (8) and selected the persons listed below as nominees to be elected at the Annual Meeting, seven of whom are current directors. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at eight requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of our outstanding shares. The election of the nominees to the Board of Directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Seven of the nominees are members of the current Board of Directors, one of whom, Michael Johnson was appointed to the Board on February 16, 2006. One of the nominees, James Damian, is not currently a Board member. If, prior to the 2006 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2006 Annual Meeting by reason of death, incapacity, or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

                                             Position with                                            Director
Name                               Age       Buffalo Wild Wings                                        Since
----                               ---       --------------------                                      -----
Sally J. Smith(4)                  48        President, Chief Executive Officer and Director            1996
Kenneth H. Dahlberg(2)             88        Chairman of the Board                                      1994
Dale M. Applequist(2)(3)           58        Director                                                   1997
Robert W. MacDonald(1)(2)          63        Director                                                   2003
Warren E. Mack(4)                  61        Director                                                   1994
J. Oliver Maggard(1)(3)(4)         51        Director                                                   1999
Michael P. Johnson(1)(3)           58        Director                                                   2006
James Damian                       55        Nominee                                                     NA
------------------
(1)      Member of Audit Committee
(2)      Member of Governance/Nominating Committee
(3)      Member of Compensation Committee
(4)      Member of Executive Committee

Business Experience of the Director Nominees

         Sally J. Smith has served as our Chief Executive Officer and President since July 1996 and as our Chief Financial Officer from 1994 to 1996. Prior to joining Buffalo Wild Wings, she was the Chief Financial Officer of Dahlberg, Inc., the manufacturer and franchisor of Miracle-Ear hearing aids, from 1983 to 1994. Ms. Smith began her career with KPMG LLP, an international accounting and auditing firm. Ms. Smith is a CPA. Ms. Smith serves on the board of the National Restaurant Association.

         Kenneth H. Dahlberg has served as Chairman of Carefree Capital, Inc. since June 1995, and he served as its Chief Executive Officer from June
1995 to January 2004. He was the founder of Dahlberg, Inc., a public company prior to its acquisition by Bausch & Lomb, Inc. in 1993, and served as its Chairman of the Board from 1948 to 1993.

         Dale M. Applequist served as President and Chief Executive Officer of Cash Plus, Inc., an advertising agency that he co-founded, from 1978 to 1998. He also was a partner and director of Campbell-Mithun Advertising, LLC from 1990 to 1998.

         Robert W. MacDonald has been a director of Allianz Life Insurance Company of North America since October 1999, also serving as its Chief Executive Officer and Chairman from October 1999 to March 2002. Mr. MacDonald has also been a principal of CTW Consulting, LLC, a business consulting firm, since March 2002. From 1987 to 1999, Mr. MacDonald served as Chairman and Chief Executive Officer of LifeUSA Holding, Inc., an insurance holding company. Mr. MacDonald is also a director of Windsor Financial Group, LLC.

         Warren E. Mack has been an attorney with the law firm of Fredrikson & Byron, P.A. since 1969, serving as its Chairman from 1999 to 2004, its President from 1985 to 1997 and as a director from 1978 to 2004. Fredrikson & Byron, P.A. provides legal services to us.

         J. Oliver Maggard has served as Managing Partner of Caymus Partners LLC, an investment banking company in New York, since October 2002. From January 1995 to October 2002, Mr. Maggard was a Managing Director and Partner of Regent Capital Management Corp., a private equity firm which he co-founded. Prior to founding Regent Capital, Mr. Maggard held various positions with Bankers Trust Company, Kidder Peabody & Company, Inc., Drexel Burnham Lambert Incorporated, and E.F. Hutton & Co.

         Michael P. Johnson currently serves as Senior Vice President and Chief Administrative Officer of The Williams Companies, Inc., a publicly-held natural gas producer, processor, and transporter, having joined The Williams Companies in 1998. From 1991 to 1998, Mr. Johnson served in various officer level positions for Amoco Corporation, most recently as Vice President of Human Resources. Mr. Johnson serves on the Board of Directors of QuikTrip Corporation.

         James Damian currently serves as Senior Vice President of Best Buy's Experience Development Group. Mr. Damian joined Best Buy in 1998, prior to which he held various positions with Howard Sant Partnerships, a London architectural firm, Harvey Nichols, a London-based luxury retailer, B. Altman & Co., R. H. Macy & Co., and Hindsgaul Mannequins Worldwide of Copenhagen, New York and Paris.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued for each of our last three fiscal years to the Chief Executive Officer and to the four highest paid executive officers whose total annual salary and bonus paid or accrued for fiscal year 2005 exceeded $100,000 (the "Named Executive Officers").

                                              Annual Compensation              Long Term Compensation
                                              -------------------              ----------------------


                                                                             Restricted                      All Other
                           Fiscal                                               Stock                      Compensation
                            Year    Salary ($)    Bonus ($)    Other ($)    Awards ($)(1)       Options       ($) (2)
                           -------  ----------    ---------    ---------    ------------      ------------- -------------


Sally J. Smith              2005    400,000         250,560        --          397,010             --          64,386
  Chief Executive           2004    350,000         304,045        --          349,990             --          52,180
  Officer and President     2003    320,000         142,848        --            --             3,000          47,645
Mary J. Twinem              2005    250,000         156,600        --          248,127             --          42,330
  Chief Financial Officer   2004    225,000         195,458        --          225,036             --          33,876
                            2003    200,000          89,280        --            --             3,000          30,191
Judith A. Shoulak           2005    220,000         104,427        --          174,683             --          33,565
  Senior VP, Operations     2004    193,000         146,526        --          154,395             --          24,894
                            2003    145,000          42,311      15,000          --             1,600          15,834
James M. Schmidt            2005    200,000         100,806        --          158,790             --          29,801
  Senior VP, General        2004    182,000         137,174        --          145,597             --          23,059
  Counsel and Secretary     2003    167,000          62,091      15,000          --             1,600          19,622
Emil Lee Sanders            2005    210,000          95,346        --          166,737             --          32,790
  Senior VP, Development    2004    200,000         135,840        --          159,979             --          25,840
  and Franchising           2003    185,000          68,783        --            --             1,600          23,252
-------------------------

(1) On December 27, 2004, restricted stock units were granted to Ms. Smith (11,541 units), Ms. Twinem (7,213 units), Ms. Shoulak (5,078 units), Mr. Schmidt (4,616 units), and Mr. Sanders (4,847 units). The value of the restricted stock units shown above is determined by multiplying the number of restricted stock units granted on the date of grant by $34.40, the closing price of a share of Common Stock on such date. The restricted stock units vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment, if the Company achieves 95% of the earnings target established by the Board of Directors. The total number of restricted stock units outstanding at December 25, 2005 and the value based on the closing price of a share of Common Stock on such date ($33.80) are: Ms. Smith, 19,815 units ($669,747), Ms. Twinem, 12,533 units ($423,615),
         Ms. Shoulak, 8,728 units ($295,006), Mr. Schmidt, 8,058 units ($272,360), and Mr. Sanders, 8,629 units ($291,660). Restricted stock units are not entitled to earn dividends, and the holders are not entitled to vote the shares underlying the units.

(2) The amounts in this column for the most recently completed fiscal year include (a) contributions to our 401(k) plan for benefit of executive officers: Ms. Smith - $8,800; Ms. Twinem - $8,800; Ms. Shoulak - $8,800; Mr. Schmidt - $8,000; and Mr. Sanders - $8,800; (b) long-term disability premiums: Ms. Smith - $4,330; Ms. Twinem - $1,651; Ms. Shoulak - $1,644; Mr. Schmidt - $1,091; and Mr. Sanders - $1,840; (c) supplemental life insurance premiums: Ms. Smith - $1,256; Ms. Twinem - $629; Ms. Shoulak - $1,121; Mr. Schmidt - $710; and Mr. Sanders - $1,150; and (d) deferred compensation accruals: Ms. Smith - $50,000; Ms. Twinem - $31,250; Ms. Shoulak - $22,000; Mr. Schmidt - $20,000; and
         Mr. Sanders - $21,000. The deferred compensation vests on the basis of 20% for each year of service with the company and earns interest at the prime rate.

Option Grants During 2005 Fiscal Year

         No stock options were granted during fiscal 2005 to the Named Executive Officers. We have not granted any stock appreciation rights.

Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the Named Executive Officers during fiscal 2005 and the number and value of options at December 25, 2005. We do not have any outstanding stock appreciation rights.





                                                                                                Value of Unexercised
                               Shares                  Number of Unexercised Options       In-the Money Options at
                      Acquired on   Value Realized        at December 25, 2005               December 25, 2005(1)
  Name                  Exercise         (1)            Exercisable  Unexercisable      Exercisable     Unexercisable
  ----                  --------         ---            -----------  -------------      -----------     -------------
Sally J. Smith           10,000          $269,000           64,501          6,249         $1,848,939        $143,686

Mary J. Twinem           18,000          $557,460           42,450          5,150         $1,186,898        $114,783

Judith A. Shoulak            --                --            1,050            925            $18,158         $15,339

James M. Schmidt          3,000          $100,470           16,705          3,550           $433,925         $77,345

Emil Lee Sanders          6,750          $190,729            2,500          1,050            $65,750         $18,158

---------------------
(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's Common Stock on the date of exercise or year-end, as the case may be, as quoted by The Nasdaq Stock Market, multiplied by the number of shares of Common Stock underlying the option(s).

Employment Agreements and Termination of Employment Arrangements

         We have entered into employment agreements with each of our executive officers, including each of the following: Sally J. Smith and Mary J. Twinem, effective December 1, 1999, Emil Lee Sanders, effective August 20, 2001, James
M. Schmidt, effective April 22, 2002, and Judith A. Shoulak, effective February 25, 2002 (each referred to as Named Executive Officer below). The agreements are for one-year terms and include an automatic extension for successive one-year terms. All agreements have been renewed and are currently in effect. The agreements provide for a base salary, which salary is reviewed annually by the Compensation Committee. The base salaries under the current agreements are $450,000 for Ms. Smith, $280,000 for Ms. Twinem, $215,000 for Mr. Schmidt, $215,000 for Mr. Sanders, and $230,000 for Ms. Shoulak.

         The employment agreements include termination and resignation provisions, a confidentiality clause, a non-compete provision, and a severance package in the event that we don't renew the agreement, the officer is terminated without cause, or the officer resigns for good reason. Severance payments are for one year for Ms. Smith and Ms. Twinem and six months for the other Named Executive Officers. Under our deferred compensation plan, deferred compensation is accrued, which amounts are subject to certain vesting provisions, depending on length of employment and circumstances of employment termination. The amount of deferred compensation is based on a percentage of base salary, which amount is 12.5% for Ms. Smith and Ms. Twinem and 10% for the other Named Executive Officers.

Compensation Committee Report on Executive Compensation

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee of our Board of Directors is comprised of Dale M. Applequist, J. Oliver Maggard, and Michael P. Johnson, with Mr. Johnson joining the Compensation Committee in February 2006. All of the Compensation Committee members are independent directors.

         Overview and Philosophy. The Compensation Committee's executive compensation policies are designed to enhance our financial performance, and thus shareholder value, by significantly aligning the financial interests of our key executives with those of our shareholders. Compensation of our executive officers is comprised of five parts: base salary, deferred compensation accruals, annual incentive bonuses, fringe benefits, and long-term incentive in the form of restricted stock unit awards.

         The Compensation Committee believes that the base salaries of our executive officers for fiscal 2005 are generally comparable to base salaries of executive officers of comparable publicly-held companies in our industry. Executive officers also have the opportunity to earn incentive bonuses if certain financial and other performance goals are met by us and the individual executive. The Compensation Committee believes that stock ownership by our executive officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the intent is to have a significant emphasis on variable compensation components and less on fixed cost components. The Compensation Committee believes this philosophy and structure are in the best interests of our shareholders.

         Bonuses. We have followed a policy of setting bonus plans for the executive officers, based primarily on our overall performance and secondarily on the individual performance of the executive officers.

         Restricted Stock Units and Other Incentives. We have a long-term equity incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and our financial performance, which we believe will enhance shareholder return.

         The 2003 Equity Incentive Plan authorizes the Compensation Committee of the Board of Directors to award stock options, restricted stock, and restricted stock units to executive officers and key employees. In fiscal 2005, the Committee granted restricted stock units to the executive officers with risks of forfeiture tied to financial performance. No options were granted to the executive officers in fiscal 2005. Awards are intended to be generally competitive with other companies of comparable size and complexity within our industry.

         Benefits. In addition to medical and insurance benefits available to all employees, we provide the executive officers with supplemental life insurance and long-term disability insurance; the premiums for this additional insurance for fiscal 2005 were $1,091 to $4,330 for the life insurance and $629 to $1,256 for the disability insurance. We have a 401(k) plan, in which all qualified employees, including the executive officers, may participate. Also, executive officers may participate in our Employee Stock Purchase Plan in which all qualified employees may participate. In addition, the executive officers participate in an executive medical plan, which provides up to an additional $5,000 of benefits annually. The amounts of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed either 10% of salary and bonuses or $50,000 for any executive officer in fiscal 2005.

         Chief Executive Officer Compensation. Sally J. Smith served as our Chief Executive Officer in fiscal 2005. Her compensation was determined in accordance with the policies described above as applicable to all executive officers. In arriving at Ms. Smith's compensation, the Compensation Committee took into consideration her leadership in profitably growing Buffalo Wild Wings and her commitment to the development of the corporate strategy designed to generate improved financial performance in 2005 and thereafter. Ms. Smith's annual base salary was $400,000 in 2005, together with deferred compensation accrual of $56,250. Ms. Smith's 2006 base salary has been determined to be $450,000, with deferred compensation accrual of $56,250. A bonus in the amount of $250,560 was awarded to Ms. Smith for fiscal 2005. In addition, restricted stock units for 11,541 shares were granted to Ms. Smith in fiscal 2005. For additional information, see the section of this Proxy Statement entitled Executive Compensation - Employment Agreements and Termination of Employment Arrangements.

         Summary. Aggregate executive compensation was $2,717,225 in fiscal 2005, including $181,750 in deferred compensation accruals and $880,475 in bonuses. No stock options were granted to our executives in fiscal year 2005; however, restricted stock units for an aggregate of 41,950 shares were granted to the executive officers in fiscal 2005. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on performance, and granting performance-based restricted stock units to provide long-term incentive.

                                           Members of the Compensation Committee
                                                  Dale M. Applequist, Chair
                                                  J. Oliver Maggard
                                                  Michael P. Johnson

Stock Performance Chart

         The following graph compares the monthly change in the cumulative total shareholder return on our Common Stock during the period ended December 25, 2005 with the cumulative total return on the Nasdaq U.S. Index and the S&P 600 Restaurants Index. The comparison assumes $100 was invested on November 21, 2003, the date of our initial public offering, in Buffalo Wild Wings Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                        [SEE SUPPLEMENTAL PDF FOR GRAPH]

                                     11/21/03       12/28/03       12/26/04        12/25/05
                                     --------       --------       --------        --------
 Buffalo Wild Wings, Inc.             $100.00        $103.27       $151.02          $147.28
 Nasdaq Stock Market U.S.             $100.00        $103.42       $112.46          $115.06
 S&P 600 Restaurants Index            $100.00        $103.06       $128.27          $135.04


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during fiscal year 2005, all officers, directors, and greater than ten-percent beneficial owners complied with the applicable filing requirements.

Certain Transactions

         Since the beginning of fiscal 2005, there have been no transactions or business relationships, other than as disclosed herein, between us and our executive officers, directors, director nominees, and affiliates.

                   APPROVAL OF AN INCREASE IN SHARES RESERVED
                      UNDER THE 2003 EQUITY INCENTIVE PLAN
                                  (Proposal #3)
General

         On February 16, 2006, the Board amended the 2003 Equity Incentive Plan (the "Plan"), subject to shareholder approval, to increase the shares of Common Stock reserved under the Plan for stock options and restricted stock and restricted stock unit awards from 1,100,000 to 1,450,000. As of March 26, 2006, we had outstanding incentive and nonqualified options to purchase of an aggregate of 290,739 shares of our common stock granted under the Plan, with exercise prices ranging from $2.50 to $34.81 per share, and unvested restricted stock units for 174,119 shares. As of that date, exclusive of the 350,000 shares to be added pursuant to the February 16, 2006 amendment, we had 62,111 shares still reserved and available under the Plan for the future granting of options and awards. The Board of Directors believes that granting fairly priced stock options and restricted stock and restricted stock unit awards to employees, officers, consultants and directors is an effective means to promote the future growth and development of the company. Such options and awards, among other things, increase these individuals' proprietary interest in our success and enable us to attract and retain qualified personnel. The Board of Directors also believes that the Plan ties the employees' goals and interests to those of the company and its shareholders.

Description of the 2003 Equity Incentive Plan

         A general description of the material features of the Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to James
M. Schmidt, our Senior Vice President, General Counsel and Secretary.

         General. Under the Plan, the Board of Directors or a committee appointed by the Board (the "Administrator") may grant incentive and nonqualified stock options and restricted stock and restricted stock unit awards to those officers and employees of ours (including our subsidiaries and affiliates), or our directors, consultants, or advisors whose performance, in the judgment of the Administrator, can have a significant effect on our success. As of March 26, 2006, we had 1250 full-time employees, of which seven are executive officers, and seven non-employee directors.

         Shares Reserved and Available. Upon approval of the amendment, the Plan will provide for the issuance of up to 1,450,000 shares of our Common Stock, subject to adjustment of such number in the event of future increases or decreases in the number of our outstanding shares of Common Stock effected as a result of stock splits, stock dividends, combinations of shares, or similar transactions in which we receive no consideration. If any options or awards granted under the Plan expire or terminate prior to exercise or the lapsing of any risks of forfeiture, the shares subject to that portion of the option or award are available for subsequent grants.

         Term. Incentive stock options may be granted pursuant to the Plan during a period of ten (10) years from the date the Board of Directors approved the Plan (until September 3, 2013), and nonqualified stock options and restricted stock awards may be granted until the Plan is discontinued or terminated by the Board of Directors.

         Administration and Types of Awards. The Administrator has broad powers to administer and interpret the Plan, including the authority to (i) establish rules for the administration of the Plan, (ii) select the participants in the Plan, (iii) determine the types of options and awards to be granted and the number of shares covered by such options and awards, and (iv) set the terms and conditions of such options and awards.

         Options. Options granted under the Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("IRC") or "nonqualified" stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of our Common Stock on the date the option is granted. The Administrator will determine the term of the option (which in case of an incentive stock option, generally may not exceed ten years) and how it will become exercisable. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members, or a partnership in which such family members are the only partners.

         Restricted Stock and Restricted Stock Unit Award. The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock or restricted stock unit award granted under the Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the risks of forfeiture to lapse. No award is transferable, other than by will or the laws of descent and distribution, prior to the lapsing of the risks of forfeiture.

         Amendment. The Board of Directors may, from time to time, suspend or discontinue the Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or award to the material detriment of the participant without the consent of the participant, except as authorized in the event of our merger, consolidation, or liquidation; and (ii) the Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends, or similar events, (b) change the designation of the class of employees eligible to receive awards, (c) decrease the price at which options will be granted, or (d) materially increase the benefits accruing to participants under the Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

         Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of our Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. We will receive an income tax deduction in our fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he has at all times from the date of the option's grant until three months before the date of exercise been our employee. We ordinarily are not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         Restricted Stock and Restricted Stock Unit Awards. Generally, no income is taxable to the recipient of a restricted stock or restricted stock unit award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income and must comply with applicable tax withholding requirements.

Plan Benefits

         The table below shows the total number of shares underlying stock options and restricted stock units that have been granted under the Plan as of March 31, 2006 to each executive officer and the groups set forth, including shares underlying options that may have been exercised and shares underlying restricted stock units that may have vested. Because future grants of stock options and restricted stock and restricted stock unit awards are subject to the discretion of the Administrator, the future benefits that may be received by these individuals and groups under the Plan cannot be determined at this time.

                                                                Shares of Common Stock       Shares of Common Stock
                                                                      Underlying              Underlying Restricted
Name and Position/Group                                            Options Received              Stock Received
-----------------------                                            ----------------              --------------
Sally J. Smith
     President and CEO                                                        175,522                       37,266
Mary J. Twinem
     Executive Vice President, CFO and Treasurer                              113,600                       23,476
Emil Lee Sanders
     Senior Vice President, Development & Franchising                          12,600                       15,610
James M. Schmidt
     Senior Vice President, General Counsel and Secretary                      26,100                       14,868
Judith A. Shoulak
     Senior Vice President, Human Resources                                     7,100                       15,997
Current Executive Officers as a Group (7 persons)                             410,122                      134,501
Current Directors who are not Executive Officers
     as a Group (7 persons)                                                    66,604                       14,523
Current Employees who are not Executive Officers
     or Directors as a Group (145 persons)                                    189,440                       99,275

Equity Compensation Plan Information

         The following table summarizes our equity compensation plan information as of December 25, 2005, our fiscal year end.

                                                                                  Number of securities remaining
                             Number of securities to be     Weighted average      available for future issuance
                               issued upon exercise of      exercise price of    under equity compensation plans
                                outstanding options,      outstanding options,   (excluding securities reflected
 Plan Category                   warrants and rights       warrants and rights            in column (a))
 -------------                   -------------------       -------------------               -----------
                                         (a)                       (b)                         (c)
 Equity compensation plans
 approved by security
 holders                               302,296                        $8.08                    409,891 (1)

 Equity compensation plans
 not approved by security
 holders                                    --                        --                            --

 TOTAL                                 302,296                        $8.08                    409,891

(1) Includes 250,309 shares remaining available under our Employee Stock Purchase Plan.

Vote Required

         The Board of Directors recommends that the shareholders approve the amendment and restatement of the 2003 Equity Incentive Plan to increase the reserved shares from 1,100,000 to 1,450,000. Approval of the amendment of the Plan requires the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                  (Proposal #4)

General

         The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP, as our independent registered public accounting firm for the year ending December 31, 2006. KPMG LLP has served as our accountants since 1994. KPMG LLP provided services in connection with the audit of our financial statements for the year ended December 25, 2005, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-K and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

Audit Fees

         We paid the following fees to KPMG LLP for fiscal years 2004 and 2005:

                                              2004                2005
                                              ----                ----
                  Audit Fees                 $432,166            $385,000
                  Audit-Related Fees           25,662              55,000
                  Tax Fees                     22,300                   0
                  All Other Fees                    0                   0
                                         ------------        ------------
                                             $480,128            $440,000

         Audit fees include fees relating to compliance with the Sarbanes-Oxley Act in testing internal controls with respect to financial reporting.

         Audit-related fees are primarily for services in connection with the audit of our employee benefit plan and National Advertising Fund. In addition, audit-related fees for 2005 include $28,000 related to the 2004 audit but billed and paid in fiscal 2005. Tax fees include fees for services provided in connection with tax planning and tax compliance.

         The Audit Committee has considered whether provision of the above audit-related and tax services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining registered public accounting firm's independence.

Pre-Approval of Audit Fees

         Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Buffalo Wild Wings by its independent registered public accounting firm or any other auditing or accounting firm.

Report of Audit Committee

         The Board of Directors maintains an Audit Committee comprised of three of our outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors, which is being filed as Appendix A to this proxy statement, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of our accounting, auditing and financial reporting practices. In performing its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited consolidated financial statements with management;

         (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; and

         (3) received and reviewed the written disclosures from the independent registered public accounting firm required by the Independence Standards Board's Standard No.1 and discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence.

         Management has completed the documentation, testing, and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee met periodically, both independently and with management, to review and discuss our progress in complying with
Section 404, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of the internal control financial reporting. The Audit Committee also met periodically with KPMG LLP, our independent registered public accounting firm to discuss our internal controls and the status of our Section 404 compliance efforts. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of our internal control over financial reporting. The Audit Committee continues to oversee our efforts related to our internal controls.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 25, 2005, as filed with the Securities and Exchange Commission.

                                                  Members of the Audit Committee
                                                     J. Oliver Maggard, Chair
                                                     Robert W. MacDonald
                                                     Michael P. Johnson

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 2006 Annual Meeting. If any other matter properly comes before the 2006 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the company and intended to be presented at the 2007 Annual Meeting must be received by us by December 11, 2006 to be included in our proxy statement and related proxy for the 2007 Annual Meeting. If a shareholder proposal intended to be presented at the 2007 annual meeting but not included in the proxy materials is received by us after February 24, 2007, then management named in our proxy for the 2007 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

                                  ANNUAL REPORT

         A copy of our Annual Report to Shareholders for the fiscal year ended December 25, 2005, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                    FORM 10-K

         WE WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 25, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. WE WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO JAMES M. SCHMIDT, SENIOR VP, GENERAL COUNSEL AND SECRETARY OF BUFFALO WILD WINGS, INC., 1600 UTICA AVENUE SOUTH, SUITE 700, MINNEAPOLIS, MINNESOTA 55416. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 30, 2006, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Sally J. Smith
                           ----------------------------------


                          Sally J. Smith, President and Chief Executive Officer
Dated:  April 10, 2006

                                   Appendix A

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                            BUFFALO WILD WINGS, INC.


I.       PURPOSE

         The primary function of the Audit Committee of Buffalo Wild Wings, Inc. (the "Company") is to provide oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         o Coordinate, review and appraise the audit efforts of the Company's independent accountants and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department ("internal auditing department" or "internal auditors"), the internal auditing department.

         o Communicate directly with the independent accountants, the financial and senior management, the internal auditing department and the Board of Directors regarding the matters related to the Committee's responsibilities and duties.

         The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

         In carrying out its responsibilities, the Committee shall have the authority to consult with the Company's outside legal counsel and other advisors or to engage independent advisors, including legal and financial advisors. The Company shall provide appropriate funding to pay for any independent advisors engaged by the Committee.

II.      MEMBERSHIP

         The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent as such standard is set forth in applicable regulations. Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.

         All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, at the time of their appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in continuing educational programs. At least one member of the Committee shall be an "audit committee financial expert," as such term is defined in applicable regulations.

III.     RESPONSIBILITIES AND DUTIES

         Documents/Reports Review

         o Review and update this Charter periodically, at least annually, as conditions dictate.

         o Review the Company's annual financial statements and any reports or other financial information or estimates submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

         o Review the regular internal reports to management prepared by the internal auditing department and management's response to such reports.

         o Review with financial management and the independent accountants any 10-Q, 10-K or earnings release prior to its filing or release.

         Independent Accountants

         o Appoint, compensate and oversee the Company's independent auditors. The Company's independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. The Committee should review the rotation of the independent auditors' partners in accordance with applicable regulations.

         o Review the performance and qualifications of the independent accountants and discharge the independent accountants when circumstances warrant.

         o Oversee practices regarding hiring of former employees of the independent auditors.

         o Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

         o Prior to approval by the Board, pre-approve all audit services and permissible non-audit services to be performed by the Company's independent auditors. Neither the Committee nor the Board shall approve, and the Company's independent auditors shall not provide to the Company, non-audit services as prohibited by the SEC regulations if such services are to be provided contemporaneously while serving as independent auditors of the Company.

Audit Committee Report
----------------------
         o Prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

                  (1) that the Committee has reviewed and discussed the audited financial statements with management;

                  (2) that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (3) that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

                  (4) that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

                  (5) that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in applicable regulations.

                  The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of
                  Schedule 14A as those regulations affect the Company.

         Risk Management

         o Review activities, organizational structure and qualifications of the internal audit department.

         o Ensure that the internal auditing department periodically reports (as deemed necessary) directly to the Committee. The Committee shall meet with key members of the internal auditing department at least annually, without management or others present, to discuss the adequacy of the internal audit function and results of such internal audit reviews.

         o Inquire of management, internal auditors and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any significant deficiencies or material weakness in the Company's internal control procedures or any fraud, whether or not material, that involves any employees who have a significant role in the Company's internal controls.

         o Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

         o Instruct the internal and external auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

         Related-Party Transactions

         o Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

         Financial Reporting Processes

         o In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

         o Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         o Consider and approve, if appropriate, material changes to the Company's critical auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

         o        Consider the adequacy of the financial and accounting staff.

         Process Improvement

         o Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         o Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

         o Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         Ethical and Legal Compliance

         o Review periodically the Company's Code of Ethical Conduct and management's enforcement of the Code as it relates to the Company's financial reporting process and internal control system.

         o Annually determine if such Code is accomplishing its stated purposes.

         o Ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

         o Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

         o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.


IV.      AUTHORITY

         The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

     i. Appoint, discharge and authorize compensation of the Company's independent auditors;

     ii. At the expense of the Company, to retain and compensate such consultants and advisors, as it determines necessary to assist it with its functions;

     iii. To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the functions of the Committee.

     iv. To the extent permissible under applicable laws and regulations, the Committee may delegate its responsibilities to one or more members of the Committee.

V.            MEETINGS AND MINUTES

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the director of the internal auditing department in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company's financials consistent with Section III of this Charter.

         The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors. A majority of the members of the Committee shall constitute a quorum of the Committee.

VI.      MANAGEMENT COOPERATION

         Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN
                     (As Amended Through February 16, 2006)


                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

          (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

          (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

          (c) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

          (d) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

          (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

          (f) The "Participant" means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to
               Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Subsidiary to whom a restricted stock award has been granted pursuant to Section 17.

          (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

          (h) The "Plan" means the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time. This Plan amends and restates the Buffalo Wild Wings, Inc. 1995 Stock Option Plan, formerly known as the bw-3, Inc. 1995 Stock Option Plan, and, prior to that, known as the JMS Associates, Inc. 1995 Stock Option Plan. For purposes of the ten-year period described in Section 7, this restatement shall be deemed a new stock option plan.

          (i) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

          (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                    PURPOSE
                                    -------

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of "nonqualified" stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 17 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The Plan originally became effective as of its date of adoption by the Board of Directors on April 18, 1995. The effective date of the restatement of the Plan is the date such restatement is approved by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Subsidiary to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.
                                     STOCK
                                     -----

         The Stock to be optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. One Million Four Hundred Fifty Thousand (1,450,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.


                                   SECTION 7.
                                DURATION OF PLAN
                                ----------------

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the restatement of this Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.


                                   SECTION 8.
                                    PAYMENT
                                    -------

         Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years from the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Internal Revenue Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option's exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)  Other Provisions. The Option Agreement authorized under this
               Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in
               Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

          (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company or Subsidiary withhold shares of Common Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company or Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)  Other Provisions. The Option Agreement authorized under this
               Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.
                               TRANSFER OF OPTIONS
                               -------------------

         No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.


                                   SECTION 12.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
             -------------------------------------------------------

         If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and restricted stock award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the Option or Award Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

          (a) the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

          (b) the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

          (c) that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (d) that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

          (e) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (f) the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option or restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.
                               INVESTMENT PURPOSE
                               ------------------

         No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and
(ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

         As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

          (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

          (c) In the event of a transaction (as defined in Section 12 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

         A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).


                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

         The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the Participant in its employ for any period.

                                   SECTION 17.
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
                -------------------------------------------------

         Each restricted stock/restricted stock unit award granted pursuant to the Plan shall be evidenced by a written restricted stock/restricted stock unit agreement (the `Restricted Stock Agreement' or `Restricted Unit Agreement,' as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the restricted stock/restricted stock unit award.

          (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock/restricted stock unit award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

          (c)  Issuance of Shares; Rights as Shareholder.

                           (i) With respect to a restricted stock award, the
                  Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

                           (ii) With respect to a restricted stock unit award,
                  as the risks of forfeiture on the restricted stock units lapse, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

          (d) Withholding Taxes. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's restricted stock/restricted stock unit award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Stock received pursuant to a restricted stock/restricted stock unit award on which the risks of forfeiture have lapsed or to permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a restricted stock/restricted stock unit award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock/restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

          (f) Nontransferability. No restricted stock/restricted stock unit award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock/restricted stock unit award granted under the Plan prior to such date, such transfer shall be void and the restricted stock/restricted stock unit award shall terminate.

          (g) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 17 shall contain such other provisions as the Administrator shall deem advisable.

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

--------------------------------------------------------------------------------


                            Buffalo Wild Wings, Inc.
                         ANNUAL MEETING OF SHAREHOLDERS

             Thursday, May 11, 2006, 9:00 a.m. Eastern Daylight Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints Sally J. Smith and Mary J. Twinem, and each of them, as proxies, each with the power to appoint her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Buffalo Wild Wings, Inc. held of record by the undersigned at the close of business on March 30, 2006 at the Annual Meeting of Shareholders of Buffalo Wild Wings, Inc. to be held on May 11, 2006 or at any adjournment thereof.



                        Buffalo Wild Wings(R) Grill & Bar
                                33 LeCount Place
                                New Rochelle, NY

        (Continued, and to be marked, dated and signed on the other side)

                            Buffalo Wild Wings, Inc.
                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416












        To Vote Your Proxy
        ------------------
        Mark, sign and date your proxy card, detach it and return it in the postage-paid envelope provided.






               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
--------------------------------------------------------------------------------



                        PROXY - BUFFALO WILD WINGS, INC.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                            Please mark your votes like this [X]



1. SET THE NUMBER OF DIRECTORS AT EIGHT (8)

[] FOR      [] AGAINST   [] ABSTAIN

2. ELECTION OF DIRECTIONS:

(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)

Sally J. Smith, Kenneth H. Dahlberg, Dale M. Applequist, Robert W. MacDonald, Warren E. Mack, J. Oliver Maggard, Michael P. Johnson, James Damian

[] FOR          [] WITHOLD AUTHORITY

3. APPROVE INCREASE OF SHARES UNDER 2003 EQUITY INCENTIVE PLAN

[] FOR      [] AGAINST   [] ABSTAIN

4. RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[] FOR      [] AGAINST   [] ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING



                                   COMPANY ID:
                                  PROXY NUMBER:
                                 ACCOUNT NUMBER:









Signature____________________Signature________________ Date______________, 2006.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.